FOR IMMEDIATE RELEASE January 21, 2026 1 Miami International Holdings Completes Sale of MIAXdx to Joint Venture Established by Robinhood Markets in Partnership with Susquehanna International Group Miami International Holdings Retains 10% Stake in the Exchange and Clearinghouse PRINCETON, N.J. and MIAMI — January 21, 2026 — Miami International Holdings, Inc. (MIAX®) (NYSE: MIAX), a technology-driven leader in building and operating regulated financial markets across multiple asset classes, today announced it has completed the sale of 90% of the issued and outstanding equity in MIAX Derivatives Exchange (MIAXdx™), a wholly owned subsidiary of MIAX, to a joint venture established by Robinhood Markets, Inc. (Robinhood) (NASDAQ: HOOD) in partnership with Susquehanna International Group. MIAX has retained 10% of the issued and outstanding equity of MIAXdx. MIAXdx is a Designated Contract Market (DCM) and Derivatives Clearing Organization (DCO) with regulatory approval from the Commodity Futures Trading Commission (CFTC) to list and clear fully collateralized futures, options on futures, and swaps. “Our sale of MIAXdx reaffirms our strategy of partnering with industry leaders to accelerate our growth strategies and we’re pleased to gain exposure to the growing prediction market through our retained equity stake in the exchange,” said Thomas P. Gallagher, Chairman and Chief Executive Officer of MIAX. “MIAX is laser focused on organic growth opportunities within our core exchanges and believe the sale of 90% of MIAXdx unlocks significant value for our shareholders. We look forward to seeing what’s ahead for MIAXdx and remain invested in its long- term success.” “The purchase of MIAXdx accelerates our investment in the prediction markets and improves our position to deliver a better experience for customers in this growing asset class,” said JB Mackenzie, VP and GM of Futures and International at Robinhood. “We’re grateful to MIAX for their trust and retained investment in the venture, and we look forward to exploring future partnership opportunities with a technology driven leader in the exchange industry.” ###

FOR IMMEDIATE RELEASE January 21, 2026 2 About MIAX Miami International Holdings, Inc. (NYSE: MIAX) is a technology-driven leader in building and operating regulated financial markets across multiple asset classes and geographies. MIAX operates eight exchanges across options, futures, equities and international markets including MIAX® Options, MIAX Pearl®, MIAX Emerald®, MIAX Sapphire®, MIAX Pearl Equities™, MIAX Futures™, The Bermuda Stock Exchange (BSX) and The International Stock Exchange (TISE). MIAX also owns Dorman Trading, a full-service Futures Commission Merchant. To learn more about MIAX, please visit www.miaxglobal.com. Disclaimer and Cautionary Note Regarding Forward-Looking Statements This press release may contain forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are based on management’s current expectations and are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements. Additional risks and uncertainties that may cause actual results to differ materially include the risks and uncertainties listed in Miami International Holdings, Inc.’s (together with its subsidiaries, the Company) public filings with the Securities and Exchange Commission. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise. All third-party trademarks (including logos and icons) referenced by the Company remain the property of their respective owners. Unless specifically identified as such, the Company's use of third-party trademarks does not indicate any relationship, sponsorship, or endorsement between the owners of these trademarks and the Company. Any references by the Company to third-party trademarks is to identify the corresponding third-party goods and/or services and shall be considered nominative fair use under the trademark law. MIAX Contacts: Investors investor.relations@miaxglobal.com Media media@miaxglobal.com